Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2138

The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2021-3

Supplement to the Prospectus

Effective August 3, 2021, L Brands, Inc. (ticker: LB) has separated into two publicly traded companies, L Brands, Inc. and Victoria’s Secret & Co. (ticker: VSCO). The Portfolio will receive one share of Victoria’s Secret & Co. for every three shares of L Brands, Inc. that it owned as of the July 22, 2021 record date. The Portfolio will continue to hold and buy shares of each of L Brands, Inc. and Victoria’s Secret & Co.

Additionally, effective August 3, 2021, L Brands, Inc has changed its name to Bath & Body Works, Inc. (ticker: BBWI).

Supplement Dated: August 3, 2021